Exhibit 10.33

AMENDMENT NO.1 TO

AIRCRAFT DRY LEASE AGREEMENT

This AMENDMENT NO. 1 TO THE AIRCRAFT DRY LEASE AGREEMENT (this “Amendment”) is entered in effective as of December 20, 2021, by and between STERLING2K LLC, a New York limited liability company with an address at 340 Crossways Park Drive, Woodbury, NY 11797 (“Lessor” or “Sterling”) and MSG ENTERTAINMENT GROUP, LLC, a Delaware limited liability company with an address at Two Pennsylvania Plaza, New York, New York 10121 (“Lessee” or “MSG”). Capitalized terms used but not defined elsewhere in this Amendment have the meanings assigned to them in the Aircraft Dry Lease Agreement, effective as of December 17, 2018, by and between Sterling and MSG (f/k/a MSG Sports & Entertainment, LLC) (the “Aircraft Dry Lease Agreement”).

RECITALS

WHEREAS, pursuant to Section 20 of the Aircraft Dray Lease Agreement, Sterling and MSG desire to amend the Aircraft Dry Lease Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I

AMENDMENTS TO AIRCRAFT DRY LEASE AGREEMENT

Section 1.1. Section 2(c) of the Aircraft Dry Lease Agreement is hereby deleted and replaced in its entirety by:

(c) Not later than thirty (30) days following June 30 (the “True-Up Date”) each year during the Term, Sterling shall provide (or cause to be provided) to MSG a statement showing the total number of hours of use of the Aircraft from July 1 of the preceding year to and including the True-Up Date. The statement provided by (or on behalf of) Sterling for the period of July 1, 2018 through June 30, 2019, the statement shall include MSG’s use of Sterling Aviation LLC’s Gulfstream Aerospace G-V aircraft, manufacturer’s serial number 639, United States registration N501CV (the “GV”). Pursuant to (i) that certain Time Sharing Agreement, effective as of July 1, 2018, between Charles F. Dolan (“CFD”) and MSG (the “2018 Time Sharing Agreement”) providing for the lease of MSG’s Gulfstream Aerospace GV-SP aircraft, manufacturer’s serial number 5264, United States registration N551CS (the “MSG G550”) by CFD and (ii) that certain Time Sharing Agreement, effective as of December 20, 2021, between CFD and MSG (the “2021 Time Sharing Agreement”) providing for the lease of MSG’s Gulfstream Aerospace GV-SP aircraft, manufacturer’s serial number 5465, United States registration N5465M (the “MSG 2021 G550”) by CFD, MSG shall deliver a statement showing the total number of hours of use of the MSG G550 and the MSG 2021 G550 (collectively, the “MSG G550s”) by CFD from July 1 of the preceding year to and including the True-Up Date. The parties acknowledge and agree that the expectation is that Lessee’s use of the Aircraft pursuant to this Lease shall be greater (on a per hour basis) than Lessor’s use of the MSG G550s pursuant to the 2018 Time Sharing Agreement and the 2021 Time Sharing Agreement. In the event that the total number of hours of use of the Aircraft (including use of the GV, as applicable) by MSG during such period is greater than CFD’s use of the MSG G550s for such period, MSG shall remit to Lessor as Additional Rent the sum per block hour set forth on Schedule 1 hereto for such hours in excess of CFD’s use of the MSG G550s (the “True-Up Hours”). In addition, the parties hereto acknowledge and agree that such Rent, including any Additional Rent, shall be permitted to be further adjusted to ensure that the arrangement is not economically unfair to the Lessor of the Aircraft. Notwithstanding anything in this Lease to the contrary, under no circumstances shall the fees paid under this Lease by Lessee be greater than those permitted under FAR Part 91.501(d).

Section 1.2. Section 22 of the Aircraft Dry Lease Agreement is amended by replacing “The Madison Square Garden Company” with “Madison Square Garden Entertainment Corp.”.

ARTICLE II

MISCELLANEOUS

Section 2.1. Except as expressly modified and superseded by this Amendment, the Aircraft Dry Lease Agreement shall continue to be in full force and effect in accordance with its terms. After the date of this Amendment, all references to the “Aircraft Dry Lease Agreement” or phrases with similar meaning shall refer to the Aircraft Dry Lease Agreement as amended by this Amendment.

Section 2.2. The provisions of Section 18, Section 19, Section 20 and Section 21 of the Aircraft Dry Lease Agreement shall apply mutatis mutandis to this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

LESSOR:

STERLING2K LLC

By:	/s/ Dennis H. Javer
Name: Dennis H. Javer
Title: VP

LESSEE:

MSG ENTERTAINMENT GROUP, LLC

By:	/s/ Mark H. FitzPatrick
Name: Mark H. FitzPatrick
Title: EVP & Chief Financial Officer

Amendment No. 1 to Aircraft Dry Lease Agreement